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                                                                    EXHIBIT 10.5

                      LOAN DOCUMENT MODIFICATION AGREEMENT

          THIS LOAN DOCUMENT MODIFICATION AGREEMENT ("Agreement") is executed this 28th day of September, 2006, by Rainier Home Health Care Pharmacy, Inc., a Washington corporation ("Rainier"), Precision Healthcare, Inc., a Tennessee corporation ("Precision"), Long Term Rx, Inc., an Indiana corporation ("Long Term Rx"), Home Med Channel, Inc., an Indiana corporation ("Home Med"), Holland Compounding Pharmacy, Inc., a Washington corporation ("Holland CP"), Holland Drug Store, Inc., a Washington corporation ("Holland" and together with Rainier, Precision, Long Term Rx, Home Med, and Holland CP, the "Guarantors"), and U.S. Health Services Corp., a Delaware corporation ("USHS", and together with the Guarantors, the "Subsidiaries").

                                    RECITALS

          1. The Subsidiaries previously have delivered to Michael G. Browning and TCD Associates, LLC (i) an Amended and Restated Guaranty dated August 11, 2006, executed by the Guarantors (the "Guaranty") (ii) an Amended and Restated Security Agreement dated August 11, 2006, encumbering certain personal property of the Guarantors as described therein (the "Security Agreement"), (iii) an Amended and Restated Pledge Agreement dated August 11, 2006, by Rainier, pledging the securities of certain of the Guarantors (the "Guarantor Pledge Agreement") and (iv) an Amended and Restated Pledge Agreement dated August 11, 2006, by the USHS, pledging the securities of certain of the Guarantors (the "USHS Pledge Agreement"), and together with this Note, the Guaranty, the Security Agreement, and the Guarantor Pledge Agreement, the "Loan Documents"), to guaranty payment and performance of certain obligations of Standard Management Corporation ("Parent") to Michael G. Browning ("Lender") and TCD Associates, LLC ("Landlord"), as described in the Loan Documents (the "Existing Obligations").

          2. Parent has requested Lender and Landlord to grant Parent additional time to pay the Existing Obligations and has requested Lender to extend to Parent an additional loan in the principal sum of $500,000.00. The Subsidiaries will benefit, directly and indirectly, from such payment extension and additional loan, and so are willing to guarantee and secure the payment of the Existing Obligations and such additional loan, interest thereon, and fees and other amounts owed to Lender in connection therewith, all on the terms set forth in a Second Amended and Restated Secured Promissory Note in the principal sum of $500,000, dated as of August 11, 2006, and a Secured Promissory Note in the principal sum of $500,000, dated September 28, 2006, and executed by Parent to the order of Lender, and in a certain letter agreement from Landlord to Parent also dated September 28, 2006, as they may be amended, modified, renewed, or extended from time to time.

                                    AGREEMENT

          NOW THEREFORE, in consideration of the foregoing, the Subsidiaries agree as follows:

          1. Amendment of Guaranty. Recital paragraphs B and C of the Guaranty are amended to read as follows:

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          "B. Borrower has obtained from Lender certain loans, which are evidenced by (i) a Second Amended and Restated Secured Promissory Note in the principal sum of $500,000, dated as of August 11, 2006, and a Secured Promissory Note in the principal sum of $500,000, dated September 28, 2006 (such promissory notes, as amended, modified, renewed, or extended from time to time, being referred to collectively here in as the "Note").

          C. Guarantors previously have guaranteed the obligations of Borrower in connection with a bridge loan under the terms of a Guaranty dated July 27, 2006 (the "Original Guaranty").

          D. Guarantors are willing and have agreed to guarantee certain additional obligations of Borrower, as provided in the Original Guaranty, as amended and restated by this Amended and Restated Guaranty ("Guaranty")."

          2. Amendment of Security Agreement.

          (a) The first recital paragraph of the Security Agreement is amended to read as follows:

          "WHEREAS, Guarantors have executed an Amended and Restated Guaranty dated as of the date hereof (the "Guaranty") in favor of Browning and Landlord to secure the obligations of Standard Management Corporation ("Borrower") under (i) a Second Amended and Restated Secured Promissory Note in the principal sum of $500,000, dated as of August 11, 2006, and a Secured Promissory Note in the principal sum of $500,000, dated September 28, 2006 (such promissory notes, as amended, modified, renewed, or extended from time to time, being referred to collectively here in as the "Note") and under the Lease (as defined in the Guaranty); and"

          (b) Paragraph 2(a) of the Security Agreement is amended by inserting the words "and fees payable thereunder," before the phrase "when and as due."

          3. Amendment of Guarantor Pledge Agreement.

          (a) The first recital paragraph of the Guarantor Pledge Agreement is amended to read as follows:

          "WHEREAS, Lender has extended to Pledgor's ultimate parent corporation, Standard Management Corporation, an Indiana corporation (the "Borrower"), certain loans as evidenced by (i) a Second Amended and Restated Secured Promissory Note in the principal sum of $500,000, dated as of August 11, 2006, and a Secured Promissory Note in the principal sum of $500,000, dated

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          September 28, 2006 (such promissory notes, as amended, modified, renewed, or extended from time to time, being referred to collectively here in as the "Note") and"

          (b) Paragraph 1(a) of the Guarantor Pledge Agreement is amended by inserting the phrase "and fees payable thereunder," before the phrase "when and as due."

          4. Amendment of USHS Pledge Agreement.

          (a) The first recital paragraph of the USHS Pledge Agreement is amended to read as follows:

          "WHEREAS, Lender has extended to Pledgor's ultimate parent corporation, Standard Management Corporation, an Indiana corporation (the "Borrower"), certain loans as evidenced by (i) a Second Amended and Restated Secured Promissory Note in the principal sum of $500,000, dated as of August 11, 2006, and a Secured Promissory Note in the principal sum of $500,000, dated September 28, 2006 (such promissory notes, as amended, modified, renewed, or extended from time to time, being referred to collectively here in as the "Note") and"

          (b) Paragraph 1(a) of the USHS Pledge Agreement is amended by inserting the phrase "and fees payable thereunder," before the phrase "when and as due."

          5. Consent and Affirmation. Each of the Subsidiaries expressly consents to the execution, delivery, and performance by the other parties hereto of this Agreement and each of the other documents, instruments and agreements to be executed pursuant thereto or hereto, and agrees that neither the provisions of this Agreement, nor any action taken or not taken in accordance with the terms of this Agreement (including, without limitation, the financial accommodations granted by Lender and Landlord to Parent as described in Recital paragraph 2 above) shall constitute a termination, extinguishment, release, or discharge of any of their respective obligations under the Loan Documents, or provide a defense, set off, or counterclaim to any of them with respect to any of their obligations under any of the Loan Documents. Each of the Subsidiaries hereby acknowledges and affirms that each of the Loan Documents to which it is a party, as amended by this Agreement, remains in full force and effect is fully binding upon it.

          6. Governing Law/Entire Agreement. This Agreement is a contract made under, and shall be governed by and construed in accordance with, the laws of the State of Indiana applicable to contracts made and to be performed entirely with such state and without giving effect to the choice of law principals of such state. The Loan Documents, as amended by this Agreement, constitute and express the entire understanding between the parties hereto with respect to the subject matter hereof, and supersede all prior agreements and understandings, commitments, inducements or conditions, whether expressed or implied, oral or written.

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          IN WITNESS WHEREOF, the Subsidiaries have caused this Loan Document
Modification Agreement to be executed as of the day and year first above written.

                                        Rainier Home Health Care
                                        Pharmacy, Inc.


                                        By: /s/ Ronald D. Hunter
                                            ------------------------------------
                                        Printed: Ronald D. Hunter
                                                 -------------------------------
                                        Title: Chairman, President and CEO
                                               ---------------------------------


                                        Precision Healthcare, Inc.


                                        By: /s/ Ronald D. Hunter
                                            ------------------------------------
                                        Printed: Ronald D. Hunter
                                                 -------------------------------
                                        Title: Chairman, President and CEO
                                               ---------------------------------


                                        Long Term Rx, Inc.


                                        By: /s/ Ronald D. Hunter
                                            ------------------------------------
                                        Printed: Ronald D. Hunter
                                                 -------------------------------
                                        Title: Chairman, President and CEO
                                               ---------------------------------


                                        Home Med Channel, Inc.


                                        By: /s/ Ronald D. Hunter
                                            ------------------------------------
                                        Printed: Ronald D. Hunter
                                                 -------------------------------
                                        Title: Chairman, President and CEO
                                               ---------------------------------


                                        Holland Compounding Pharmacy, Inc.


                                        By: /s/ Ronald D. Hunter
                                            ------------------------------------
                                        Printed: Ronald D. Hunter
                                                 -------------------------------
                                        Title: Chairman, President and CEO
                                               ---------------------------------


                                        Holland Drug Store, Inc.


                                        By: /s/ Ronald D. Hunter
                                            ------------------------------------
                                        Printed: Ronald D. Hunter
                                                 -------------------------------
                                        Title: Chairman, President and CEO
                                               ---------------------------------


                                        U.S. Health Services Corp.


                                        By: /s/ Ronald D. Hunter
                                            ------------------------------------
                                        Printed: Ronald D. Hunter
                                                 -------------------------------
                                        Title: Chairman, President and CEO
                                               ---------------------------------